Exhibit 13.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL

FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Siyata Mobile Inc. (the “Company”) for the period ending December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 8, 2024	By:	/s/ Marc Seelenfreund
	Name:	Marc Seelenfreund
	Title:	Chief Executive Officer
(Principal Executive Officer)

By:	/s/ Gerald Bernstein
Name:	Gerald Bernstein
Title:	Chief Executive Officer
(Principal Executive Officer)